UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report - March 30, 2023

(Date of earliest event reported)

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor

New York NY 10154

(Address of principal executive offices, including zip code)

(212) 503-2100

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2023, Blackstone Secured Lending Fund (the “Company”) and BGSL Big Sky Funding LLC (“Big Sky Funding”), a wholly-owned subsidiary of the Company, entered into the First Amendment (the “First Amendment”) to the Second Amended and Restated Credit Agreement, dated June 29, 2022, by and among Big Sky Funding, as borrower, Bank of America, N.A., as administrative agent, each of the lenders from time to time party thereto, and BofA Securities, Inc., as sole lead arranger and sole book manager. The First Amendment provides for, among other things, (i) a change in the applicable margin for advances, to be effective from and after September 25, 2024, from 1.80% per annum to a range between 2.10% per annum and 2.45% per annum depending on the nature of the collateral securing the advances; (ii) an extension of the availability period for advances under the facility until March 30, 2026, and (iii) an extension of stated maturity of the facility to September 30, 2026.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to the Second Amended and Restated Credit Agreement, dated as of March 30, 2023, between BGSL Big Sky Funding LLC and Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2023	BLACKSTONE SECURED LENDING FUND

	By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Legal Officer and Secretary